Creditors Meeting Exhibit 99.1

The statements in this presentation relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made, and are subject to significant risks and uncertainties. Actual results could differ materially based on factors including, but not limited to, the ability to implement business strategies; availability, cost and price volatility of raw materials and utilities; supply/demand balances; industry production capacities and operating rates; uncertainties associated with the U.S. and worldwide economies; legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries; operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; risks of doing business outside of the U.S.; access to capital markets; and other risk factors. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Lyondell, Equistar and Millennium
Annual Reports on Form 10-K for the year ended December 31, 2007, the LyondellBasell Industries AF S.C.A.
Consolidated Financial Statements for the year ended December 31, 2007 (U.S. GAAP), the LyondellBasell AF S.C.A.
Management Report for the year ended December 31, 2007 and the LyondellBasell Industries AF S.C.A. (IFRS)
Financials statements for the year ended December 2007, each of which is available on the Investor Relations page of the LyondellBasell Industries' website.
This presentation contains time sensitive information that is accurate only as of the time hereof. We undertake no obligation to update the information presented herein except to the extent required by law.
Disclaimer

LyondellBasell Industries
•
LyondellBasell Industries created on Dec. 20, 2007
–
$44.7billion in annual revenues*
–
More than 60 manufacturing sites
–
Sales in more than 100 countries
–
More than 16,000 employees
*Combined pro forma 2007 revenues

Chemicals
Propylene Oxide #1
Fuels
Oxy Fuels #2
Polymers
Polyolefins #1
Technology & R&D
Polyolefin Licensing #1
Polyolefin Catalysts #1
Leading Positions and Extended Geographic
Presence
•
Global geographic diversity
•
Significant presence in fast growing Asian markets
•
Well positioned to access cost advantaged feedstock in the Middle East
North
America
Europe
JVs
ROW
Source: LyondellBasell Industries and CMAI
Based on 100% of JV capacity.  Rankings based on CMAI information except for Polyolefins ranking which is based on internal LyondellBasell Industries information
Global Rated
Capacity Position
Legacy Basell Manufacturing Sites and JVs
Legacy Lyondell Manufacturing Sites and JVs
2007 Revenues Including JVs

Diverse End Markets Consumer Refining / Fuels Building & Construction Transportation Packaging Textiles / Furnishings Other Note: Estimated based on 2006 revenues

An Integrated System Olefins Hydrogen Olefins C4s Olefins Feed Gasoline Components Gasoline Components Propylene Oxide Plants Polymers Plants Refining Olefins Plants Olefins

Near-Term Situation Overview
•
Since the completion of the LyondellBasell transaction, the Company has experienced numerous challenges:
• Economic Decline
• Hurricane Ike
• Volatility in Crude / Energy markets
• Houston Refinery turnaround / crane accident
Situation
• Significant order decline
–
Operating at significantly reduced
capacity
• Significant spread compression
–
Negative margins experienced
• Decline in borrowing base due to declining
commodity prices
–
Inventory
–
A/R
• Extreme Q4 deterioration in profitability
• 3 week shut down of Houston operations
• Significant unpredictability of expected
demand and pricing
• Disrupted operations of refinery Q2 – Dec. ‘08
Impact
Result is significantly reduced EBITDA, cash and availability of working capital finance facilities

Unprecedented Q4 Industry Conditions and Volatility
Chemicals / Polymers Refining
Cost
Environment
Crude declines continued~$35/bbl -
Ethane below fuel value
Naphtha below crude equivalent
Crude declines continue ~$35/bbl -
Production cuts have not stopped decline
Demand
Environment
Continued decline w/o visibility of bottom
across all products
Operating rates in 50% range
No definitive indications of reversal
Gasoline very weak
Margin
Situation
Prices collapsed in Nov/Dec
Polymers– EU significantly negative
Very volatile
– ($7.50/bbl) $2.25/bbl -
Diesel– $9.00/bbl - $19.40/bbl
WTI 211 – $1.80/bbl - $10.85/bbl
Hy/lt spread– $5.50/bbl - $19.00/bbl
Gasoline

LyondellBasell Immediate Response
•
Olefins
–
La Porte and Chocolate Bayou idled
–
Operating Rates – 50% US; 60-65%
Europe
•
Propylene Oxide
–
2 POSM plants idled
–
Operating rates – 50-60%
•
Polymers
–
Numerous lines down
–
Operating rates – 50-55%
•
Refining
–
Operating issues continued through early
December
–
Full operating functionality for balance of
December
Liquidity Actions Late Q4 Operating Actions
•
Multiple facility shutdowns
•
Accelerated receipts
–
Commercial dispute settlement
–
Hedge settlement
–
Prepayment discounts
–
Credit terms tightened
•
Capex reduced to absolute minimum
levels
•
Accelerated organizational restructuring
–
15% manpower reduction target
–
Eliminate contract personnel
•
Pursuing asset divestitures

7/2/07
9/9/07
11/18/07
1/26/08
4/5/08
6/13/08
8/22/08
10/30/08
1/8/09

lyondellbasell

2008 Historical Current Cost EBITDA and WTI
Crude Price
880
1,018
621
40
118
358
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Q108 Q208 Q308
Actual Current Cost EBITDA Non Recurring Items
$920
$1,136
$979
2008 Current Cost EBITDA
($ in millions)
Source: Platts
(1)  Non recurring items include FCCU downtime in Q2 and Hurricane Ike, turnaround and crane incident in Q3
(1)
WTI Crude Price
($/bbl)
$0
$20
$40
$60
$80
$100
$120
$140
$160

7/2/07
9/9/07
11/18/07
1/26/08
4/5/08
6/13/08
8/22/08
10/30/08
1/8/09

lyondellbasell

2-1-1 Crack and Maya Spreads ($/bbl) Source: Platts $0 $10 $20 $30 $40 $75 2-1-1 Crack Spread Maya 2-1-1 Spread

Q107
Q207
Q307
Q407
Q108
Q208
Q308
Sep-08
Oct-08
Nov-08
Dec-08

lyondellbasell

CMAI U.S. Ethylene Operating Rate 87% 89% 89% 88% 86% 88% 73% 41% 80% 73% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Source: CMAI

Jan-2008
Feb-2008
Mar-2008
Apr-2008
May-2008
Jun-2008
Jul-2008
Aug-2008
Sep-2008
Oct-2008
Nov-2008
Dec-2008
Jan-2009
Feb-2009
Mar-2009

Jan-2008
Feb-2008
Mar-2008
Apr-2008
May-2008
Jun-2008
Jul-2008
Aug-2008
Sep-2008
Oct-2008
Nov-2008
Dec-2008
Jan-2009
Feb-2009
Mar-2009

CMAI EU Polymer
€ 0
€ 500
€ 1,000
€ 1,500
€ 2,000
Polyethylene High Density Ethylene
€ 0
€ 500
€ 1,000
€ 1,500
Polypropylene Homopolymer Propylene Contained Value
EU PP-C3 (€/mt) EU PE-C2 (€/mt)
-30
-20
-10
0
10
20
30
Jan-
2008
Feb-
2008
Mar-
2008
Apr-
2008
May-
2008
Jun-
2008
Jul-
2008
Aug-
2008
Sep-
2008
Oct-
2008
Nov-
2008
Dec-
2008
-30
-20
-10
0
10
20
30
Jan-
2008
Feb-
2008
Mar-
2008
Apr-
2008
May-
2008
Jun-
2008
Jul-
2008
Aug-
2008
Sep-
2008
Oct-
2008
Nov-
2008
Dec-
2008
EU PP-C3 Margin (¢/lb) EU PE-C2 Margin (¢/lb)
Source: CMAI

Key Q4 Impacts to Liquidity
• Unprofitable late fourth-quarter operations as Chemical & Polymer operating rates and sales declined to approximately 50% of capacity
• Losses created by the pass through of higher-priced inventory
• Reduction in availability of Working Capital Facilities - $1B+
*Source:  Platts, CMAI
Change vs. September
Units
September
Price
December
Price Unit %
WTI Crude $/bbl 103.60 41.50 (62.10) (60)
NW Europe Naphtha $/tonne 847 258 (589) (70)
Gulf Coast Ethane ¢/gal 81 35 (46) (57)
Gasoline $/gal 3.12 0.93 (2.19) (70)
Polypropylene ¢/ lb 85 46 (39) (46)
Polyethylene ¢/lb 97 49 (48) (49)